SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) January 12, 1998


                         Bio-Imaging Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                    1-11182                     11-2872047
--------------------------------------------------------------------------------
     (State or Other       (Commission File Number)        (IRS Employer
       Jurisdiction                                     Identification No.)
    of Incorporation)

830 Bear Tavern Road, West Trenton, New Jersey                  08628-1020
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


                                 (609) 883-2000
                        --------------------------------
                             (Registrant's telephone
                          number, including area code)



           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Item 4. Changes in Registrant's Certifying Accountant.

     On January 12, 1998, Bio-Imaging Technologies, Inc. (the "Company") selected Arthur Andersen LLP to act as independent accountants for the Company and informed the prior auditors, Goldstein, Golub, Kessler & Company, P.C., of its decision. In connection with its audits for each of the two years in the period ended September 30, 1997 and thereafter, there were no disagreements with the prior auditors on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. The prior auditors' report on the Company's financial statements for each of the two years in the period ended September 30, 1997 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Board of Directors of the Company. The prior auditors have furnished the Company with a letter addressed to the Securities and Exchange Commission stating their agreement with the above statements.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Information of Businesses Acquired.

                  Not applicable.

     (b) Pro Forma Financial Information.

                  Not applicable.

     (c) Exhibits.

                  Exhibit No.
                  -----------
                  Description of Exhibit
                  ----------------------

                           16      Letter re:  Change in Certifying Accountants.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Bio-Imaging Technologies, Inc.



                                          By: /s/Robert J. Phillips
                                             -----------------------------------
                                              Robert J. Phillips, Vice President
                                              and Chief Financial Officer
                                              (Principal Financial and
                                              Accounting Officer)


Date:  January 15, 1998